UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2007

INNERWORKINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52170	20-5997364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 West Chicago Avenue Suite 850 Chicago, Illinois	60610
(Address of principal executive offices)	(Zip Code)

(312) 642-3700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) As previously reported in its Form 8-K filed on November 21, 2006, the Board of Directors of InnerWorkings, Inc. (the “Board of Directors”) appointed Linda S. Wolf a director effective November 15, 2006. On February 13, 2007, the Board of Directors appointed Ms. Wolf to the Compensation Committee and the Nominating and Corporate Governance Committee of the Board of Directors. Ms. Wolf will serve as chairperson of the Nominating and Corporate Governance Committee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNERWORKINGS, INC.

Dated: February 20, 2007	By:	/s/ Nicholas J. Galassi
	Name:	Nicholas J. Galassi
	Title:	Chief Financial Officer